Discontinued Operations (Tables)	12 Months Ended
Mar. 31, 2014
Discontinued Operations

Discontinued operations in fiscal 2012, 2013 and 2014 consist of the following:

	Millions of yen
	2012	2013	2014
Revenues	¥30,253	¥20,699	¥26,607

Income from discontinued operations, net*	1,775	(179)	12,182
Provision for income taxes	1,219	347	(4,681)

Discontinued operations, net of applicable tax effect	¥2,994	¥168	¥7,501

*	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥3,609 million, ¥6,789 million and ¥14,600 million in fiscal 2012, 2013 and 2014, respectively.